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                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                               _____________

                                  FORM 8-K

                               CURRENT REPORT

                                ____________


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 17, 1995


                         UNION PACIFIC CORPORATION
           (Exact name of Registrant as specified in its charter)


                                    Utah
               (State or other jurisdiction of incorporation)


     1-6075                                            13-2626465
(Commission File Number)                             (IRS Employer
                                                    Identification No.)

Eighth & Eaton Avenues, Bethlehem, Pennsylvania             18018
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including
area code:                                             (610) 861-3200

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Item 5.   Other Events
- ------    ------------

     On March 17, 1995, the Registrant and Chicago and North Western Transportation Company ("CNW") jointly announced that they had entered into a definitive merger agreement providing for the acquisition by the Registrant of 100% of CNW's common stock at a price of $35 per share in cash. A tender offer for the CNW shares will be commenced on or prior to March 23, 1995. A copy of a press release containing this announcement is attached as
Exhibit 99 to this Report.

Item 7.   Financial Statements and Exhibits.
- ------    ---------------------------------

     Exhibit
     -------

       99      Press Release, dated March 17, 1995.


                                 SIGNATURE
                                 ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                         UNION PACIFIC CORPORATION


                         /s/ Carl W. von Bernuth
                         -----------------------------------------
                         Carl W. von Bernuth
                         Senior Vice President and General Counsel

March 21, 1995

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                               Exhibit Index
                               -------------


     Exhibit                          Description
     -------                          -----------

       99                Press Release, dated March 17, 1995.